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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                          Security Exchange Act of 1934

                         Date of Report: March 10, 2000

                        NEIMAN MARCUS FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

          33-88098                                       04-2354838
   (Commission File Number)                 (IRS Employer Identification Number)

                        Neiman Marcus Funding Corporation
                                 1201 Elm Street
                               Dallas, Texas 75201
                                 (214) 761-2300

               (Address, including Zip Code, and Telephone Number, including Area Code, of Registrant=s Principal Executive Office)

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Item 5:  Other Events
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     The Monthly Servicer=s Certificate for the Monthly Period ended February
29, 2000 with respect to both the 7.60% Class A Asset Backed Certificates, Series 1995-1 and the 7.75% Class B Asset Backed Certificates, Series 1995-1, issued by the Neiman Marcus Group Credit Card Master Trust, was distributed March 10, 2000.

     The above described Monthly Servicer=s Certificate is filed as Exhibit 99 to this Report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     March 10, 2000

                          NEIMAN MARCUS FUNDING CORPORATION

                          By:     /s/ Paul F. Gibbons
                          Name:   Paul F. Gibbons
                          Title:  Vice President and Treasurer

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                                  EXHIBIT INDEX

EXHIBIT                                                      SEQUENTIALLY
NUMBER                   DESCRIPTION                         NUMBERED PAGE
------                   -----------                         -------------

    99                   Monthly Servicer's                       4
                         Certificate for the
                         Monthly Period ended
                         February 29, 2000.

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